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EXHIBIT 4.1
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<FACE OF SPECIMEN COMMON STOCK CERTIFICATE>

USURF AMERICA, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK


 CUSIP No. 91732M 10 5

Number
  See Reverse for

      Certain Definitions

This certificate is transferable in
Dallas, Texas or New York, New York

This certifies that


is the owner of


fully paid and non-assessable shares of the common stock, $.0001 par value of USURF AMERICA, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation for the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:


<Corporate Seal>
USURF America, Inc.
NEVADA


/s/ David M. Loflin
President

/s/ Waddell D. Lofli
Secretary

Countersigned:

Securities Transfer Corporation
P.O. Box 701629
Dallas, Tx. 75370

By:
Transfer Agent - Authorized Signature


<REVERSE SIDE OF SPECIMEN STOCK CERTIFICATE>

USURF AMERICA, INC.

Transfer Fee $15.00 per new certificate issued

A full statement of the relative rights, interests, preferences and restrictions of each class of stock will be furnished by the Corporation to any shareholder upon written request, without charge.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -        Custodian
                    (Cust)             (Minor)
                    under Uniform Gifts to Minors Act

                                  (State)

For value received,           hereby sell, assign and
transfer unto

(please insert social
security or other
identifying number of
assignee)



Shares of the Common Stock represented by the within
Certificate, and do hereby irrevocably constitute and
appoint                               Attorney to transfer
the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:


Signature:

X

X


Signature Guarantee:

THE SIGNATURE(S) MUST BE MEDALLION BANK GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO SEC RULE 17AD-15.

Signature(s) guaranteed by: